Exhibit No. 99

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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-03
                         POOL PROFILE (UPDATED 12/8/98)

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                                              Bid                  Tolerance
                                       ----------------      ------------------
AGGREGATE PRINCIPAL BALANCE               $250,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Jan-99
INTEREST RATE RANGE                     5.875% - 8.25%
GROSS WAC                                        6.67%             (+/- 10 bps)
WEIGHTED AVERAGE SERVICE FEE                    25 bps              (+/- 1 bps)
MASTER SERVICING FEE                           1.7 bps
WAM (in months)                                    357            (+/- 2 month)

WALTV                                              78%            (maximum 81%)

CALIFORNIA %                                       24%            (maximum 27%)
SINGLE LARGEST ZIP CODE CONCENTRATION               2%            (maximum  4%)

AVERAGE LOAN BALANCE                          $353,973       (maximum $360,000)
LARGEST INDIVIDUAL LOAN BALANCE               $999,294     (maximum $1,250,000)

CASH-OUT REFINANCE %                                0%            (maximum  2%)

PRIMARY RESIDENCE %                               100%            (minimum 97%)

SINGLE-FAMILY DETACHED %                           97%            (minimum 94%)

FULL DOCUMENTATION %                               46%            (minimum 43%)

UNINSURED > 80% LTV %                              13%            (maximum 16%)

TEMPORARY BUYDOWNS                                  0%            (maximum  2%)

WEIGHTED AVG FICO SCORE                            735           (minimum  731)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1)  All dollar amounts are  approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-03
                         POOL PROFILE (UPDATED 12/8/98)

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RATING AGENCIES                            TBD by Norwest

PASS THRU RATE                                      6.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS               24 bps

PRICING DATE                                    09-Dec-98

FINAL STRUCTURE DUE DATE                        11-Jan-99              9:00 AM

SETTLEMENT DATE                                 28-Jan-99

ASSUMED SUB LEVELS                                    AAA               3.200%
                                                       AA               2.000%
                                                        A               0.750%
                                                      BBB               0.500%
                                                       BB               0.250%
                                                        B               0.100%


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-03. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.


NASCOR CONTACTS                                     Brad Davis (301) 846-8009
                                                    Lori Fountain (301) 846-8185


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